                                                                    EXHIBIT 10.9

                           LENNOX INTERNATIONAL INC.
                        PROFIT SHARING RESTORATION PLAN


         THIS PROFIT SHARING RESTORATION PLAN, made and executed at Richardson, Texas, by LENNOX INTERNATIONAL INC., a Delaware corporation (the "Company"),

                                WITNESSETH THAT:

         WHEREAS, Lennox International Inc., an Iowa corporation, heretofore established an unfunded employee benefit plan known as the Lennox International Inc. Profit Sharing Restoration Plan (the "Plan") to supplement the benefits payable under the Lennox Industries Inc. Profit Sharing Retirement Plan to or with respect to any participant therein whose interest under the Lennox Industries Inc. Profit Sharing Retirement Plan has been limited because of (a) the maximum annual addition limitation imposed by Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or (b) the annual compensation limitation imposed by Section 401(a)(17) of the Code; and

         WHEREAS, said Lennox International Inc. subsequently merged into the Company and the Company thereupon approved, adopted and assumed the sponsorship of the Plan; and

         WHEREAS, effective as of January 1, 1991, Lennox Industries Inc. amended by restatement in its entirety the Lennox Industries Inc. Profit Sharing Retirement Plan, renaming it the Lennox International Inc. Profit Sharing Retirement Plan; and

         WHEREAS, the Company now desires to amend the Plan to reflect the provisions of the restated Lennox Industries Inc. Profit Sharing Retirement Plan and to make certain other changes;

         NOW, THEREFORE, pursuant to the provisions of Section 5 thereof, the Plan is hereby amended by restatement in its entirety to read as follows:

         Section 1. Defined Terms. As used herein, (a) the term "Profit Sharing Plan" means the Lennox International Inc. Profit Sharing Retirement Plan, except that for periods of time prior to January 1, 1991, such term means the Lennox Industries Inc. Profit Sharing Retirement Plan, (b) the term "Employers" means the Company and any other incorporated or unincorporated trade or business which may adopt both the Profit Sharing Plan and this Plan, and (c) the term "Executive" means any employee in the employ of an Employer assigned an executive labor grade of 8 or above. Unless the context clearly indicates otherwise, the other words and phrases used in this Plan shall have the meanings assigned to them under the provisions of the Profit Sharing Plan.

         Section 2. Administration. This Plan shall be administered by the Company in a manner consistent with the administration of the Profit Sharing Plan, except that this Plan shall be administered as an unfunded plan which is not intended to qualify under the provisions of Section 401(a) of the Code. The Company shall interpret the provisions of this Plan and perform and exercise all of the duties and powers granted to it under the terms of this Plan by action of its Chief Executive Officer or his delegate (or, in the case of any matters relating to benefits payable under the Plan to or on behalf of its Chief Executive Officer, by action of its Board of Directors). The Company may adopt such rules and regulations for the administration of this Plan as are consistent with the terms hereof and shall keep adequate records of its proceedings and acts with respect to the Plan. All interpretations and decisions made and other action taken by the Company shall be conclusive and binding upon all parties having or claiming to have an interest under this Plan.

         Section 3. Deferred Compensation Accounts. Each Employer shall establish and maintain on its books a deferred compensation account for each Executive in its employ whose allocable share of Employer contributions and/or forfeitures under the Profit Sharing Plan has been limited in a Plan Year commencing after December 31, 1982 by the maximum annual addition limitation imposed by Section 415 of the Code and/or the annual compensation limitation imposed by Section 401(a)(17) of the Code. Such account shall be designated by the name of the Executive for whom established and shall be credited as of the end of each such Plan Year with an amount equal to the excess of (a) the total amount of Employer contributions and forfeitures which would have been allocated to such Executive under the Profit Sharing Plan for such year in the absence of said maximum annual addition limitation and annual compensation limitation, over (b) the amount of Employer contributions and forfeitures actually allocated to such Executive under the Profit Sharing Plan for such year. In addition, as of the date of each valuation and adjustment of Accounts under the Profit Sharing Plan (including any such date within a period during which installment distributions are being made pursuant to Section 4 of this
Plan), such Executive's deferred compensation account shall be adjusted to reflect the same rate of increase or decrease in value as is used to adjust his or her Employer Account under the Profit Sharing Plan for the valuation and adjustment period ending as of such date.

         Section 4. Account Payments. Upon the termination of an Executive's employment with an Employer the amount credited to such Executive's deferred compensation account shall be paid to such Executive (or, in the event of his or her death, to the beneficiary or beneficiaries designated by such Executive for the purposes of the Profit Sharing Plan) in approximately equal annual installments over a period of ten years; provided, however, that with the consent of the Company, such Executive (or, in the event of his or her death, the beneficiary or beneficiaries of such Executive) may elect to receive such amount either in a single lump sum payment or in approximately equal annual installments over a period of five years; provided further, however, that if such Executive is not fully vested in the amount credited to his or her Employer Account under the Profit Sharing Plan at the time of such termination of employment, then the amount credited to such Executive's deferred compensation account under this Plan shall be reduced at the time of such termination of employment to an amount equal to (y) the amount then credited to his or her deferred compensation account under this Plan, multiplied by (z) the vested percentage applicable to such Executive's Employer Account under Section 4.2 of the Profit Sharing Plan as of the date of such termination of employment. For the purposes of this Plan, an Executive's employment with an Employer shall not be considered to have terminated so long as such Executive is in the employ of any Employer or Affiliated Company.

         Section 5. Amendment and Termination. The Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers, and at any time to terminate this Plan or any Employer's participation hereunder; provided, however, that no such amendment or termination shall reduce the amount actually credited to an Executive's deferred compensation account under this Plan on the date of such amendment or termination, or further defer the due date for the payment of such amount, without the consent of the affected Executive.

         Section 6. Nature of Plan and Rights. This Plan is unfunded and maintained by the Employers primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Employers. The deferred compensation accounts established and maintained under this Plan by an Employer are for accounting purposes only and shall not be deemed or construed to create a trust fund of any kind or to grant a property interest of any kind to any Executive or his or her beneficiaries. The amounts credited by an Employer to said accounts are and for all purposes shall continue to be a part of the general assets of such Employer and, to the extent that an Executive or beneficiary acquires a right to receive payments from such Employer pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of such Employer.

         Section 7. Spendthrift Provision. No account balance or other right or interest of an Executive or beneficiary under this Plan may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such balance, right or interest shall be liable for or subject to any debt, obligation or liability of such Executive or beneficiary.

         Section 8. Employment Noncontractual. The establishment of this Plan shall not enlarge or otherwise affect the terms of any Executive's employment with his or her Employer, and such Employer may terminate the employment of such Executive as freely and with the same effect as if this Plan had not been established.

         Section 9. Adoption of Other Employers. This Plan may be adopted by any Employer participating under the Profit Sharing Plan, such adoption to be effective as of the date specified by such Employer at the time of adoption.

         Section 10. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

                                                                    EXHIBIT 10.9

                            LENNOX INTERNATIONAL INC.

                          SUPPLEMENTAL RETIREMENT PLAN

         THIS SUPPLEMENTAL RETIREMENT PLAN, made and executed in Richardson, Texas, by Lennox International Inc., a Delaware corporation, Lennox Industries Inc., an Iowa corporation, Heatcraft Inc., a Mississippi corporation, and Armstrong Air Conditioning Inc., an Ohio corporation (collectively the "Employers"),

                               WITNESSETH THAT:

         WHEREAS, effective as of September 30, 1981, Lennox Industries Inc. established an unfunded supplemental retirement plan known as the Lennox Industries Inc. Supplemental Retirement Plan (the "Plan") to supplement the benefits provided by the Lennox Industries Inc. Pension Plan for Salaried Employees to certain executives of Lennox Industries Inc. in its employ on or after September 30, 1981 and their beneficiaries; and

         WHEREAS, Lennox Industries Inc. now desires to amend and restate the Plan to change the plan sponsor of the Plan to Lennox International Inc., to enable certain executives of all Employers to participate in the Plan, to modify the formula for calculating supplemental retirement benefits provided under the Plan and to make certain other changes;

         NOW, THEREFORE, pursuant to Section 8.2 thereof, the Plan is hereby renamed as the Lennox International Inc. Supplemental Retirement Plan and amended and restated in its entirety to read as follows:


                             Article 1. Definitions

         1.1 Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein, and when the defined meaning is intended the term is capitalized:

         (a) "Company" means Lennox International Inc., a Delaware corporation.

         (b) "Covered Compensation" shall have the meaning assigned to the term under the Qualified Pension Plan.

         (c)      "Early Retirement Date" of a Participant means the earlier of
                  (i) the first day on or after his 62nd birthday that he has completed 10 or more Years of Vesting Service, or (ii) the first day on or after his 55th birthday that his age and Years of Vesting Service total 80 or more.

         (d) "Employer" means the Company, Lennox Industries Inc., Heatcraft Inc., Armstrong Air Conditioning Inc. and any other trade or business which may subsequently adopt the Plan with the consent of the Board of Directors of the Company.

         (e) "Executive" means any employee in the employ of an Employer assigned an executive labor grade of 8 or above, John Dugan and David Chase.

         (f) "Final Average Compensation" shall have the meaning assigned to the term under the Qualified Pension Plan, except that in determining Final Average Compensation for purposes of this Plan (i) the dollar limitation imposed by Section 401(a)(17) of the Internal Revenue Code shall not apply, and (ii) any bonus paid to a Participant during 1991 for personal services rendered to an Employer during 1990 shall be included in determining the compensation paid to the Participant for both 1990 and 1991.

         (g) "Normal Retirement Date" of a Participant means his 65th birthday.

         (h) "Participant" means any individual who has become a Participant in the Plan under Article 2 and whose benefits under the Plan have not been fully distributed.

         (i) "Plan" means this Lennox International Inc. Supplemental Retirement Plan as amended and restated effective as of January 1, 1991 and as from time to time in effect thereafter.

         (j) "Qualified Pension Plan" means the Lennox International Inc. Pension Plan for Salaried Employees effective as of January 1, 1991 and as from time to time in effect thereafter, except that the supplements to the Qualified Pension Plan shall be disregarded for purposes of determining actuarial equivalence, forms of benefits and benefit commencement dates under this Plan.

         (k) "Year of Credited Service" shall have the meaning assigned to the term under the Qualified Pension Plan, except that for purposes of determining the Years of Credited Service under this Plan, (i) if the Participant is a Participant in the Plan on January 1, 1991, periods of his employment after December 31, 1990 while not an Executive shall be disregarded, and (ii) if the Participant becomes a Participant in the Plan after January 1, 1991, all periods of his employment while not an Executive shall be disregarded.

         (l) "Year of Vesting Service" shall have the meaning assigned to the term under the Qualified Pension Plan.

         1.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology herein shall also include the feminine and neuter, and the definition of any term herein in the singular may also include the plural.


                            Article 2. Participation

         2.1 Participation. Each Executive shall become a Participant in this Plan on the later of January 1, 1991 or the date he becomes an Executive.


                               Article 3. Benefits

         3.1      Normal Retirement Benefit.

         (a) Eligibility. Subject to Section 3.4, a Participant shall be eligible for a normal retirement benefit under the Plan upon termination of employment from the Employers and their affiliates on or after his Normal Retirement Date.

         (b) Amount. A Participant eligible for a normal retirement benefit under the Plan shall be entitled to a monthly normal retirement benefit calculated as follows:

                  Step (1). There shall first be determined 2.0% of one-twelfth of the Participant's Final Average
                  Compensation.

                  Step (2). To the amount determined under Step (1) above, there shall be added 1.2% of one-twelfth of the excess of the Participant's Final Average Compensation over his Covered Compensation.

                  Step (3). The sum determined under Step (2) above shall be multiplied by the Years of Credited Service (not in excess of 15) credited to the Participant at his termination of employment.

                  Step (4). From the amount thus determined, there shall be deducted the actuarial equivalence (determined in accordance with the Qualified Pension Plan) of the monthly benefit under a single-premium nontransferable single-life annuity which could be provided by the sum of (i) the vested balance in the Participant's Employer Account in the Lennox International Inc. Profit Sharing Retirement Plan and (ii) the vested balance in the Participant's deferred compensation account, if any, in the Lennox International Inc. Profit Sharing Restoration Plan, as of the date the Participant terminated employment.

                  Step (5). From the amount thus determined, there shall be deducted the monthly normal retirement benefit the Participant is entitled to receive in the form of a single-life annuity under the Qualified Pension Plan, and the remainder shall be the monthly normal retirement benefit in the form of a single-life annuity under this Plan.

         (c) Commencement. Normal retirement benefit payments under this Plan to a Participant shall commence at the same time that his normal retirement benefit payments commence under the Qualified Pension Plan, or if no normal retirement benefit payments are payable to him under the Qualified Pension Plan, at the earliest time such payments would commence under the Qualified Pension Plan if such payments were payable to him.

         3.2      Early Retirement Benefit.

         (a) Eligibility. Subject to Section 3.4, a Participant shall be eligible for an early retirement benefit under the Plan upon termination of employment from the Employers and their affiliates on or after his Early Retirement Date but prior to his Normal Retirement Date.

         (b) Amount. A Participant eligible for an early retirement benefit under the Plan shall be entitled to a monthly early retirement benefit calculated in the same manner as a monthly normal retirement benefit under Section 3.1(b), except that (i) prior to the deduction described in Step (5), the amount determined under Step
                  (4) shall be reduced by 0.5% for each month (or any fraction thereof) that the Participant's early retirement benefit under the Plan commences prior to his 60th birthday, and (ii) instead of the monthly normal retirement benefit under the Qualified Pension Plan, there shall be deducted under Step (5) the monthly early retirement benefit the Participant is entitled to receive in the form of a single-life annuity under the Qualified Pension Plan, determined assuming that the early retirement benefit commences under the Qualified Pension Plan on the same day that the Participant's early retirement benefit commences under this Plan.

         (c) Commencement. Early retirement benefit payments under the Plan to a Participant shall commence on the first day of the month following the later of his 60th birthday or his termination of employment. However, in the case of a Participant who terminated employment prior to his 60th birthday, (i) if he elected to commence receiving early retirement benefit payments under the Qualified Pension Plan on some day prior to his 60th birthday, with the consent of the Company he may elect to commence receiving his early retirement benefit payments under this Plan on that same day, or
                  (ii) if no early retirement benefit payments are payable to him under the Qualified Pension Plan, with the consent of the Company he may elect to commence receiving his early retirement benefit payments under this Plan on any day prior to his 60th birthday that early retirement benefit payments to him could commence under the Qualified Pension Plan if such payments were payable to him.

         3.3      Deferred Vested Retirement Benefit.

         (a) Eligibility. Subject to Section 3.4, a Participant shall be eligible for a deferred vested retirement benefit under the Plan upon termination of employment from the Employers and their affiliates after completion of five Years of Vesting Service but prior to his Early Retirement Date.

         (b) Amount. A Participant eligible for a deferred vested retirement benefit under the Plan shall be entitled to a monthly deferred vested retirement benefit calculated in the same manner as a monthly normal retirement benefit under Section 3.1(b), except that instead of the monthly normal retirement benefit under the Qualified Pension Plan, there shall be deducted under Step (5) the monthly deferred vested retirement benefit the Participant is entitled to receive in the form of a single-life annuity under the Qualified Pension Plan.

         (c) Commencement. Deferred vested retirement benefit payments under this Plan to a Participant shall commence at the same time that his deferred vested retirement benefit payments commence under the Qualified Pension Plan, or if no deferred vested retirement benefit payments are payable to him under the Qualified Pension Plan, at the earliest time such payments would commence under the Qualified Pension Plan if such payments were payable to him.

         3.4      Form of Retirement Benefits.

         (a) Single Participant. If a Participant is not married on the date his retirement benefit payments commence under this Plan, his payments shall be made in the form of a single-life annuity, except that if he is entitled to early retirement benefit payments under this Plan and he elected a temporary annuity form of payment for his early retirement benefit payments under the Qualified Pension Plan, with the consent of the Company he may elect a temporary annuity form of payment for his early retirement benefit payments under this Plan.

         (b) Married Participant. If a Participant is married on the date his retirement benefit payments commence under this Plan, his payments shall be made in the form of a joint and 100% survivor annuity, except that (i) if he has elected any other annuity form of payment for his retirement benefit payments under the Qualified Pension Plan, with the consent of the Company but without spousal consent he may elect that other form of payment for his retirement benefit payments under this Plan, and (ii) if no retirement benefit payments are payable to him under the Qualified Pension Plan in an annuity form, with the consent of the Company but without spousal consent he may elect any other joint and survivor annuity form of payment available under the Qualified Pension Plan for his retirement benefit payments under this Plan, or with the consent of the Company and with spousal consent he may elect a single-life annuity for such benefit payments.

         (c) Actuarial Equivalence. Whenever the amount of retirement benefit payments under this Plan is calculated in the form of a single-life annuity but such payments commence in any other annuity form, the amount so calculated shall be adjusted on the basis of actuarial equivalence (as determined in accordance with the Qualified Pension Plan) and the adjusted amount shall be the amount of the payments made in the other annuity form.

         3.5      Death Benefit.

         (a) Eligibility. If a Participant dies on or after either his Normal Retirement Date or his completion of five Years of Vesting Service but prior to the date his retirement benefit commences under the Plan, and if he had been married during the entire one-year period ending on the date of his death, his surviving spouse shall be eligible for a death benefit under the Plan.

         (b) Amount. A surviving spouse eligible for a death benefit under the Plan shall be entitled to a monthly death benefit calculated as the monthly retirement benefit that would have been payable under the Plan to the surviving spouse under a joint and 50% survivor annuity had the Participant (i) terminated employment on the date of his death (unless he was no longer in the employ of the Employers and their affiliates on such date), (ii) subsequently commenced receiving a deferred vested retirement benefit, early retirement benefit or normal retirement benefit, whichever would be applicable, under the Plan in the form of a joint and 50% survivor annuity with his surviving spouse, and
                  (iii) then died immediately thereafter. The monthly payment of the retirement benefit described in clause
                  (ii) of the preceding sentence shall be calculated as if the Participant had survived until the commencement of a retirement benefit of the same type under the Qualified Pension Plan. Any early retirement death benefit payable to a surviving spouse shall be calculated assuming that an early retirement benefit to the Participant under the Qualified Pension Plan commenced on the day that the surviving spouse's early retirement death benefit commences under this Plan.

         (c) Commencement. Death benefit payments under the Plan to a surviving spouse shall be paid during the spouse's lifetime, commencing at the time the deceased Participant would have commenced receiving the retirement benefit described in clause (ii) of Section 3.5(b). However, in the case of a retirement benefit described in clause (ii) of Section 3.5(b) that is an early retirement benefit for a Participant who died prior to his 60th birthday, (i) if the surviving spouse elected to commence receiving early retirement death benefit payments under the Qualified Pension Plan on some day prior to the Participant's 60th birthday, with the consent of the Company the surviving spouse may elect to commence receiving early retirement death benefit payments under this Plan on that same day, or
                  (ii) if no early retirement death benefit payments are payable to the surviving spouse under the Qualified Pension Plan, with the consent of the Company the surviving spouse may elect to commence receiving early retirement death benefit payments under this Plan on any day prior to the Participant's 60th birthday that early retirement death benefit payments to the surviving spouse could commence under the Qualified Pension Plan if such payments were payable.

                              Article 4. Financing

         4.1 Financing. The benefits under the Plan shall be paid out of the general assets of the Employers. The benefits shall not be funded in advance of payment in any way.

         4.2 No Trust Created. No provision of the Plan and no action taken under the Plan shall create or be construed to create either a trust of any kind or a fiduciary relationship between the Employers and any Participant, spouse of a Participant or any other person.

         4.3 Unsecured Interest. No Participant shall have any interest whatsoever in any specific asset of the Employers. To the extent that any person acquires a right to receive payments under the Plan, the right shall be no greater than the right of any unsecured general creditor of the Employers.


                            Article 5. Administration

         5.1 Administration. The Plan shall be administered by the Company. The Company shall be authorized to construe and interpret all of the provisions of the Plan, to adopt rules and practices concerning the administration of the same and to make any determinations necessary hereunder, which shall be binding and conclusive on all parties. The Company may appoint one or more persons from members of management whose functions shall be to act for the Company in the administration of the Plan and to establish rules and regulations for such administration.

         5.2 Company Consent. Whenever the consent of the Company is required under the terms of this Plan, such consent may be given only by the Chief Executive Officer of the Company in his sole discretion, except that with respect to any matters relating to the benefits payable under the Plan to or on behalf of the Chief Executive Officer, such consent may be given only by the Board of Directors of the Company in its sole discretion.

         5.3 Expenses. The cost of payments from the Plan and the expenses of administering the Plan shall be borne by the Employers.

         5.4 Tax Withholding. Each Employer may withhold, or require the withholding, from any payment which it is required to make, any federal, state or local taxes required by law to be withheld with respect to such payment and such sum as the Employer may reasonably estimate as necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment. Upon discharge or settlement of such tax liability, the Employer shall distribute the balance of such sum, if any, to the Participant for whose payment it was withheld, or if such Participant is then deceased, to the surviving spouse of such Participant. Prior to making any payment hereunder, each Employer may require such documents from any taxing authority, or may require such indemnities or surety bond as the Employer shall reasonably deem necessary for its protection.


                            Article 6. Miscellaneous

         6.1 Nontransferability. In no event shall an Employer make any payment under the Plan to any assignee or creditor of a Participant or his spouse. Prior to the time of a payment under the Plan, a Participant or his spouse shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under the Plan, nor shall rights be assigned or transferred by operation of law.

         6.2 Amendment or Termination. The Plan may be amended or terminated at any time by the Company. Notice of any such amendment or termination shall be given in writing to each Participant and surviving spouse of a deceased Participant having an interest in the Plan.

         6.3 Superseded Plan Benefits. If a participant in the Lennox Industries Inc. Supplemental Retirement Plan retired from Lennox Industries Inc. prior to January 1, 1991, any supplemental retirement benefit payments to which he and his spouse may be entitled shall be governed solely by the provisions of that plan as in effect on the date he retired.

         6.4 Employment Noncontractual. The establishment of the Plan shall not enlarge or otherwise affect the terms of any Executive's employment with his Employer, and any Employer may terminate the employment of an Executive as freely and with the same effect as if the Plan had not been established.

         6.5 Applicable Law. This instrument shall be construed in accordance with and governed by the laws of the State of Texas to the extent not superseded by the laws of the United States.

                             AMENDMENT NO. 1 TO THE
                            LENNOX INTERNATIONAL INC.
                          SUPPLEMENTAL RETIREMENT PLAN


         Pursuant to Section 6.2 thereof, the Lennox International Inc. Supplemental Retirement Plan (the "Plan") is hereby amended in the following respects only:

         FIRST: Section 3.3(b) of the Plan is hereby amended by restatement in its entirety to read as follows:

         (b) Amount. A Participant eligible for a deferred vested retirement benefit under the Plan shall be entitled to a monthly deferred vested retirement benefit calculated in the same manner as a monthly normal retirement benefit under Section 3.1(b), except that (i) prior to the deduction described in Step (5), the amount determined under Step (4) shall be reduced by 0.5% for each month (or any fraction thereof) that the Participant's deferred vested retirement benefit under the Plan commences prior to his 62nd birthday, and
                  (ii) instead of the monthly normal retirement benefit under the Qualified Pension Plan, there shall be deducted under Step (5) the monthly deferred vested retirement benefit the Participant is entitled to receive in the form of a single-life annuity under the Qualified Pension Plan, determined assuming that the deferred vested retirement benefit commences under the Qualified Pension Plan on the same day that the Participant's deferred vested retirement benefit commences under this Plan.

         SECOND: Section 3.3(c) of the Plan is hereby amended by restatement in its entirety to read as follows:

         (c) Commencement. Deferred vested retirement benefit payments under the Plan to a Participant shall commence on the first day of the month following the later of his 62nd birthday or his termination of employment. However, in the case of a Participant who terminated employment prior to his 62nd birthday, (i) if he elected to commence receiving deferred vested retirement benefit payments under the Qualified Pension Plan on some day prior to his 62nd birthday, with the consent of the Company he may elect to commence receiving his deferred vested retirement benefit payments under this Plan on that same day, or (ii) if no deferred vested retirement benefit payments are payable to him under the Qualified Pension Plan, with the consent of the Company he may elect to commence receiving his deferred vested retirement benefit payments under this Plan on any day prior to his 62nd birthday that deferred vested retirement benefit payments to him could commence under the Qualified Pension Plan if such payments were payable to him.

         THIRD:   Article 3 of the Plan is hereby amended by adding to the end thereof sections to read as follows:

                  3.6 Continuation of Normal Retirement Benefit. If a Participant receiving a normal retirement benefit under the Plan dies survived by a spouse and/or minor children prior to attaining the age of 70 years, and if such Participant was receiving such benefit in the form of a single-life annuity, the monthly normal retirement benefit payments that had been payable to him under the Plan shall be continued to such spouse and/or minor children until the date the Participant would have attained the age of 70 years.

                  3.7 Continuation of Early or Deferred Vested Retirement Benefit. If a Participant receiving either an early retirement benefit or a deferred vested retirement benefit under the Plan dies survived by a spouse and/or minor children prior to attaining the age specified in the following table that corresponds to such Participant's age at the commencement of such benefit, and if he was receiving such benefit in the form of a single-life annuity, the monthly retirement benefit payments that had been payable to him under the Plan shall be continued to such spouse and/or minor children until the date the Participant would have attained the age specified in the following table that corresponds to his age at the commencement of such benefit:

           Benefit Commencement Age                 Participant's Age
                  62 or less                                64
                      63                                    66
                      64                                    68

                             AMENDMENT NO. 2 TO THE
                            LENNOX INTERNATIONAL INC.
                          SUPPLEMENTAL RETIREMENT PLAN


         Pursuant to Section 6.2 thereof, the Lennox International Inc. Supplemental Retirement Plan is hereby amended by restating Section 1.1(k) thereof in its entirety to read as follows:

         (k) "Year of Credited Service" shall have the meaning assigned to the term under the Qualified Pension Plan, except that for purposes of determining the Years of Credited Service under this Plan, (i) if the Participant is a Participant in the Plan on January 1, 1991, periods of his employment after December 31, 1990 while not an Executive shall be disregarded, and (ii) if the Participant becomes a Participant in the Plan after January 1, 1991, all periods of his employment while not an Executive shall be disregarded. For purposes of the preceding sentence, a Participant shall be considered a Participant in the Plan on January 1, 1991 only if on such date he was a participant in the Lennox Industries Inc. Supplemental Retirement Plan as that plan existed prior to the adoption of this Plan.